Exhibit 99.1

Dolphin Entertainment Announces Receipt of Notice from Nasdaq Regarding Delayed Filing of Quarterly Report on Form 10-Q

NEW YORK, NY and LOS ANGELES, CA Dolphin Entertainment (NASDAQ:DLPN) a leading entertainment marketing and premium content production company, announced today that on May 18, 2022, it received a notice (the “Notice”) from the Nasdaq Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”).

As expected, the notice Dolphin received indicated that, as a result of not having timely filed its Quarterly Report on Form 10-Q for the period ended March 31, 2022 (the “Form 10-Q”), the Company remains in non-compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of all required periodic financial reports with the Securities and Exchange Commission.

The Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission on April 25, 2022, the Company previously received a notice on April 19, 2022, from Nasdaq indicating that as a result of not having timely filed its Annual Report on Form 10-K for the period ended December 31, 2021 (the “Form 10-K”), the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1).

The current Notice provides that the Company must submit a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1) on or before June 20. If the plan is accepted by Nasdaq, then Nasdaq can grant the Company up to 180 calendar days to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

About Dolphin Entertainment

Dolphin Entertainment is a leading independent entertainment marketing and production company. Dolphin's legacy content production business, founded by Emmy-nominated CEO Bill O'Dowd, has produced multiple feature films and award-winning digital series. Through our subsidiaries 42West, The Door, Shore Fire Media and B/HI (a division of 42West), we provide expert strategic marketing and publicity services to many of the top brands, both individual and corporate, in the film, television, music, gaming and hospitality industries. Viewpoint Creative and Be Social complement their efforts with full-service creative branding and production capabilities as well as social media and influencer marketing services. To learn more, visit: https://www.dolphinentertainment.com.

This press release contains 'forward-looking statements' within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements may address, among other things, Dolphin Entertainment Inc.'s offering of common stock as well as expected financial and operational results and the related assumptions underlying its expected results. These forward-looking statements are distinguished by the use of words such as "will," "would," "anticipate," "expect," "believe," "designed," "plan," or "intend," the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, Dolphin Entertainment's actual results may differ materially from the results discussed in its forward-looking statements. Dolphin Entertainment's forward-looking statements contained herein speak only as of the date of this press release. Factors or events Dolphin Entertainment cannot predict, including those described in the risk factors contained in its filings with the Securities and Exchange Commission, may cause its actual results to differ from those expressed in forward-looking statements. Although Dolphin Entertainment believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved, and Dolphin Entertainment undertakes no obligation to update publicly any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Contact:
James Carbonara
Hayden IR
(646)-755-7412
james@haydenir.com